EXHIBIT 1

                             JOINT FILING AGREEMENT

      We, the signatories of the Statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.

                              VECTOR CC HOLDINGS, L.L.C.
                              By:  Vector Capital Partners II, L.L.C.,
                                   its Managing Member

                              By: /s/ Alexander R. Slusky
                                  ----------------------------------------------
                                  Name:  Alexander R. Slusky
                                  Title:  Managing Member

                              VECTOR CAPITAL PARTNERS II, L.L.C.

                              By: /s/ Alexander R. Slusky
                                  ----------------------------------------------
                                  Name:  Alexander R. Slusky
                                  Title:  Managing Member

                              VECTOR CAPITAL II, L.P.
                              By: Vector Capital Partners II, L.L.C.,
                                  its General Partner

                              By: /s/ Alexander R. Slusky
                                  ----------------------------------------------
                                  Name:  Alexander R. Slusky
                                  Title:  Managing Member

                              VECTOR MEMBER FUND II, L.P.
                              By: Vector Capital Partners II, L.L.C.,
                                  its General Partner

                              By: /s/ Alexander R. Slusky
                                  ------------------
                                  Name:  Alexander R. Slusky
                                  Title:  Managing Member

                              VECTOR ENTREPRENEUR FUND II, L.P.
                              By: Vector Capital Partners II, L.L.C.,
                                  its General Partner

                              By: /s/ Alexander R. Slusky
                                  ----------------------------------------------
                                  Name:  Alexander R. Slusky
                                  Title: Managing Member

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                                                          Title: Managing Member